UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to   240.14a-12


                                 WT Mutual Fund
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                ------------------------------------------------

                                 Not Applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
    ------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)     Title of each class of securities to which transaction applies:

          ______________________________________________________________

          2)     Aggregate number of securities to which transaction applies:

          ______________________________________________________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________

          4)     Proposed maximum aggregate value of transaction:

          ______________________________________________________________

          5)     Total fee paid:

          ______________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)     Amount Previously Paid: _______________________________

          2)     Form, Schedule or Registration Statement No.: _________

          3)     Filing Party: _________________________________________

          4)     Date Filed: ___________________________________________

                                 WT MUTUAL FUND
                            1100 North Market Street
                           Wilmington, Delaware 19890
                         WILMINGTON MUNICIPAL BOND FUND

                                                               December 17, 2010

Dear  Shareholder:
     A special meeting of shareholders of the Wilmington Municipal Bond Fund (the "Fund") of WT Mutual Fund (the "Trust"), will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 18, 2011 at 10:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card - be sure to sign, date and return it to us in the enclosed postage paid envelope.

Your vote is very important to us. If we do not hear from you by January 10, 2011, a representative of the Trust or RSMC may contact you.

Thank  you  for  your  response and for your continued investment with the Fund.


                                   Sincerely,

                                   John J. Kelley
                                   President and Chief Executive Officer
                                   WT Mutual Fund

                                 WT MUTUAL FUND

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                         WILMINGTON MUNICIPAL BOND FUND
                                 TO BE HELD ON
                                JANUARY 18, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 18, 2011. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT WWW.WILMINGTONFUNDS.COM OR BY CALLING THE FUND AT
(800) 336-9970.

     Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington Municipal Bond Fund (the "Fund") of WT Mutual Fund (the "Trust") will be held at the offices of the investment adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 18, 2011 at 10:00 a.m., for the following purpose:

               To approve the elimination of the Fund's fundamental investment policy with respect to the Fund's average dollar weighted duration and adoption of a non-fundamental average dollar weighted duration investment policy, and

     Shareholders of record of the Fund on December 10, 2010 are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote "AGAINST" any such adjournment those proxies to be voted against a proposal.

     Your vote is important to us. Thank you for taking the time to consider these important proposals.

                         By Order of the Board of Trustees of WT Mutual Fund


                         Edward W. Diffin, Jr.
                         Secretary


December 17, 2010

--------------------------------------------------------------------------------
                                   IMPORTANT

We urge you to sign, date and return the enclosed proxy card in the enclosed addressed envelope, which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.
--------------------------------------------------------------------------------

                                 WT MUTUAL FUND

                         WILMINGTON MUNICIPAL BOND FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                                PROXY STATEMENT
                            DATED DECEMBER 17, 2010

                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                JANUARY 18, 2011

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Trust"), on behalf of the Wilmington Municipal Bond Fund (the "Fund"), for use at a special meeting of shareholders of the Fund to be held at the offices of the investment adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 18, 2011, at 10:00 a.m., or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed to shareholders of the Fund on or about December 17, 2010.

     THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUND, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT OF THE FUND, WITHOUT CHARGE, BY CALLING (800) 336-9970, BY DOWNLOADING IT FROM THE TRUST'S WEBSITE AT WWW.WILMINGTONFUNDS.COM OR BY WRITING TO WT MUTUAL FUND, WILMINGTON MUNICIPAL BOND FUND, C/O BNY MELLON INVESTMENT SERVICING (U.S.) INC. AT 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

                               PURPOSE OF MEETING

     The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposal:

                           To approve the elimination of the Fund's fundamental investment policy with respect to the Fund's average dollar weighted duration and adoption of a non-fundamental average dollar weighted duration investment policy, and

     If shareholders of the Fund do not approve a Proposal, the Board of Trustees will consider other alternatives, including the request for a revised proposal from RSMC. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and the Fund.

                                  PROPOSAL 1:
   APPROVAL OF ELIMINATION OF THE FUND'S FUNDAMENTAL AVERAGE DOLLAR WEIGHTED DURATION POLICY AND ADOPTION OF THE PROPOSED NON-FUNDAMENTAL AVERAGE DOLLAR
                            WEIGHTED DURATION POLICY

At a meeting of the Board of Trustees of the Trust held on November 18, 2010, the Trustees, including the Trustees who are not "interested persons" of the Trust under the Investment Company Act of 1940 (the "1940 Act"), considered and unanimously approved, subject to approval by shareholders, a proposal to eliminate the Fund's fundamental investment policy with respect to the Fund's average dollar weighted duration and adopt a non-fundamental average dollar weighted duration investment policy. The table below sets forth the Fund's current fundamental average dollar weighted duration investment policy and the proposed non-fundamental average dollar weighted duration policy.

--------------------------------------------------------------------------------
 CURRENT AVERAGE DOLLAR WEIGHTED DURATION       PROPOSED AVERAGE DOLLAR WEIGHTED
       DURATION INVESTMENT POLICY                      INVESTMENT POLICY
--------------------------------------------------------------------------------
As a fundamental policy, the Fund will          As a non-fundamental policy, the
maintain an intermediate (4 to 8 years)         Fund will maintain a
average dollar weighted duration.               short-to-intermediate
                                                (2 to 8 years) average dollar
                                                weighted duration.
--------------------------------------------------------------------------------

Consistent with the Fund's investment objective, RSMC has proposed that the Fund change its minimum average dollar-weighted duration from 4 years to 2 years. RSMC believes a minimum average dollar-weighted duration of 2 years provides greater flexibility to position the Fund in most market conditions. The Fund's current minimum average dollar-weighted duration of 4 years could limit the ability of the Fund to achieve its investment objective should interest rates begin to move higher. In addition, the proposed change will allow the Fund's average dollar-weighted duration to be more closely aligned with the duration of its primary benchmark, the Barclays Capital Short/Intermediate Municipal Index, which currently has an average dollar-weighted duration of 3.8 years. In a rising rate environment, the Fund could have a difficult time performing in line with or exceeding the performance of its benchmark since it would have to maintain its interest rate sensitivity in excess of that of the benchmark.

The current average dollar weighted duration policy is a "fundamental" investment policy, meaning that it may not be changed without shareholder approval. The Fund's average weighted duration policy is not required to be "fundamental." The proposed average dollar weighted duration policy is a "non-fundamental" investment policy. As a non-fundamental investment policy, the Board of Trustees can change the average dollar weighted duration without shareholder approval if the Board of Trustees determines that the change is in the best interests of shareholders. The Board expects that shareholders will benefit from this proposed change because it will enable RSMC, subject to the Board's approval, to revise the average dollar weighted duration policy without the time and costs associated with a shareholder meeting. The Board believes that this approach provides the Fund with the flexibility to respond to dramatic changes in the market and is consistent with the flexibility afforded to many other mutual funds.

     If shareholders of the Fund approve the proposal, this change will take effect promptly thereafter upon revision of the Fund's prospectus. If the proposal is not approved by the Fund's shareholders, the Fund's current fundamental policy will remain.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
                                    PROPOSAL

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

     The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator                             RSMC
Custodian                                 Wilmington  Trust  Company
Distributor                               Professional  Funds  Distributor,  LLC
Sub-Administrator, Accounting and         BNY Mellon Investment Servicing
Transfer Agent                             (U.S.)  Inc.
Sub-Custodian                             PFPC  Trust  Company*
Independent  Auditors                     Ernst  &  Young  LLP
Legal  Counsel                            Pepper  Hamilton  LLP

* PFPC Trust Company will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011.

     Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and BNY Mellon Investment Servicing (U.S.) Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

     Shareholders are entitled to one vote for each Fund share held at the close of business on December 10, 2010 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Fund also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

      If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Trust at
(866)-206-2215.

REVOCATION OF PROXY

     Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

     The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Fund, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

VOTING REQUIREMENTS

     The Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

SHAREHOLDINGS INFORMATION

     Holders of record of the shares of the Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

As of the Record Date, the Fund had 12,544,173.756 Institutional shares and 47,384.690 A shares issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund:

                                                                 PERCENTAGE              TOTAL NUMBER
 NAME AND ADDRESS                          CLASS              OWNERSHIP OF CLASS          OF SHARES
-------------------------------------------------------------------------------------------------------
National  Financial  Service  Corp.   Institutional shares          23.31%                2,924,756.691
For  Attn  to  Rick  Ricon
One  World  Financial  Center
Church  Street  Station
PO  Box  3908
New  York,  NY  10008-3908

NFS  LLC  FEBO                         A shares                      24.98%                  11,838.990
Peter  Harp
9  Harding  Avenue
Beesleys  Point,  NJ  08223

NFS  LLC  FEBO                         A shares                      24.37%                  11,549.082
John  W.  Brick
112  Danforth  Pl.
Wilmington,  DE  19810

NFS  LLC  FEBO                         A shares                       23.78%                 11,268.994
Eugene  J.  Maurer  Jr.
4507  Weldin  Rd.
Wilmington,  DE  19803

NFS  LLC  FEBO                         A shares                       22.72%                  10,768.051
Lewis  W.  Moyle
710  West  12th  Street
Washington  Park
New Castle, DE 19720


     Wilmington Trust Company, an affiliate of RSMC and the Trust, acts as the trustee of several shareholder accounts of the Fund. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Fund held by such shareholders. Accordingly, Wilmington Trust Company may vote a majority of the Fund's shares that are issued and outstanding.

As of the Record Date, each Trustee's individual shareholdings constituted less than 1% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

     No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, the Fund and the shareholders.

       PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                         By Order of the Board of Trustees of the WT Mutual Fund


                         Edward W. Diffin, Jr.
                         Secretary

                               FORM OF PROXY CARD

                         WILMINGTON MUNICIPAL BOND FUND

                           A series of WT Mutual Fund

   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 18, 2011

                      THIS PROXY IS SOLICITED ON BEHALF OF
                    THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) Edward W. Diffin, Jr., John C. McDonnell and Charlotta E. vonWettberg, as proxies, each with full power of substitution, to vote all shares of the Wilmington Municipal Bond Fund (the "Fund") of WT Mutual Fund (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Meeting") to be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 18, 2011 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1     To approve the elimination of the Fund's fundamental investment policy with respect to the Fund's average dollar weighted duration and adoption of a non-fundamental average dollar weighted duration investment policy.

                FOR     []     AGAINST     []     ABSTAIN     []

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 17, 2010.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.


___________________________________                 ____________________________
Signature                                           Date

___________________________________                 ____________________________
Signature (if held jointly)                         Date